UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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FINANCIAL INVESTORS TRUST

Highland Resolute Fund

July 29, 2019

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of the Highland Resolute Fund (the “Fund”), a series of the Financial Investors Trust (the “Trust”), at a meeting to be held on September 16, 2019 (the “Meeting”). During the Meeting, the shareholders of the Fund will vote on a proposal (the “Proposal”) to approve a new investment advisory agreement with Highland Associates, Inc. (“Highland” or the “Adviser”).

Please review the Proxy Statement and cast your vote on the Proposal. After consideration of the Proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the Proposal. The Board of Trustees recommends that you vote FOR the Proposal.

Proposal:

Highland serves as the adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On June 7, 2019, the Adviser entered into an agreement (the “Agreement”) pursuant to which Regions Bank (“Regions”) will acquire the Adviser. According to the Adviser, the objectives of the purchase include the continuation of a transition process from the Adviser’s founders, access to additional growth capital for the Adviser, and additional resources to accelerate leadership’s strategic plans, and other benefits. As part of the transaction contemplated by the Agreement (the “Transaction”), it is anticipated that the principals and employees of the Adviser responsible for managing the Fund will continue to manage the Fund after the Transaction.

The completion of the Transaction is contemplated to occur on or before August 1, 2019 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Highland and, therefore, result in the termination of: (i) the Fund’s current investment advisory agreement with Highland (the “Current Advisory Agreement”); (ii) the investment advisory agreement between the Adviser and Redmont Resolute (the “Cayman Subsidiary”); and (iii) the investment sub-advisory agreements between the Adviser, the Trust, on behalf of the Fund, and each of: (a) Incline Global Management, LLC (“Incline”); (b) Chatham Asset Management, LLC (“Chatham”); and (c) Parametric Portfolio Associates LLC (each, a “Sub-Adviser”). In addition, any new investment sub-advisory agreements entered into by the Fund prior to the Closing Date will have an initial agreement in place until the Closing Date, and will also have a new Board-approved investment sub-advisory agreement that would become effective immediately upon the Closing Date.

In anticipation of the closing of the Transaction, on June 11-12, 2019, the Board of Trustees (the “Board”) requested and received materials from the Adviser and held an in-person meeting to consider and approve an interim investment advisory agreement on behalf of the Fund and the Adviser (the “Interim Agreement”), as well as a new investment advisory agreement between the Adviser and the Fund (the “New Agreement”). If shareholder approval is not obtained prior to the Closing Date, the Interim Agreement would take effect upon the Closing Date and would continue for a term of not more than 150 days from the Closing Date. The Interim Agreement would allow the Adviser to continue to serve as the Adviser to the Fund, under terms that are the same in all material respects to the current investment advisory agreement, except for the addition of terms concerning the escrow of the Adviser’s management fees during the period in which the Interim Agreement is in effect and the 150-day term (the “Termination Date”). The New Agreement is the same in all material respects as the current investment advisory agreement between the Adviser and the Fund, but for the effective date and the inclusion of an initial one-year term, and would take effect if approved by the shareholders of the Fund upon the later of the Closing Date or the shareholder approval date.

Also on June 11-12, 2019, the Board approved new investment sub-advisory agreements among the Trust, on behalf of the Fund, the Adviser, and each Sub-Adviser, each of which would take effect upon the Closing Date. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, and subject to approval by the Board, the Adviser is permitted to enter into new or modified sub-advisory agreements with existing or new sub-advisers for the Fund without obtaining approval of the Fund’s shareholders. Each new sub-advisory agreement was approved by the Board pursuant to such exemptive relief, and was the same in all material respects to each existing investment sub-advisory agreement with each Sub-Adviser, but for the effective date and the inclusion of an initial one-year term. The Board also approved a new investment advisory agreement between the Adviser and the Cayman Subsidiary, which does not require approval by the Fund’s shareholders and would become effective upon the Closing Date.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Highland will continue to provide investment advisory services to the Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction. The investment advisory personnel of Highland who provide services to the Fund are expected to remain the same.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. Approval of the New Advisory Agreement will neither alter the number of shares you own in the Fund nor cause a change to the advisory fee rate payable to any Fund’s investment adviser.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call Computershare Fund Services, our proxy solicitation firm, at 1-800-337-3503.

Very truly yours,

/s/ Bradley J. Swenson

Bradley J. Swenson
President of Financial Investors Trust

FINANCIAL INVESTORS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On

September 16, 2019

1290 Broadway, Suite 1100

Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Highland Resolute Fund (the “Fund”), a series of Financial Investors Trust (the “Trust”), will be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 16, 2019 at 10:00 a.m. Mountain time.

At the Meeting, the Fund’s shareholders will be asked to act upon the following:

1.	To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Highland Associates, Inc. (“Highland” or the “Adviser”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Fund as of the close of business on July 25, 2019 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting in person at the Meeting.

Proposal:

Highland serves as the adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On June 7, 2019, the Adviser entered into an agreement (the “Agreement”) pursuant to which Regions Bank (“Regions”) will acquire the Adviser. According to the Adviser, the objectives of the purchase include the continuation of a transition process from the Adviser’s founders, access to additional growth capital for the Adviser, and additional resources to accelerate leadership’s strategic plans, etc. As part of the transaction contemplated by the Agreement (the “Transaction”), it is anticipated that the principals and employees of the Adviser responsible for managing the Fund will continue to manage the Fund after the Transaction.

The completion of the Transaction is contemplated to occur on or before August 1, 2019 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Highland and, therefore, result in the termination of (i) the Fund’s current investment advisory agreement with Highland (the “Current Advisory Agreement”); (ii) the investment advisory agreement between the Adviser and Redmont Resolute (the “Cayman Subsidiary”); and (iii) the investment sub-advisory agreements between the Adviser, the Trust, on behalf of the Fund, and each of: (a) Incline Global Management, LLC (“Incline”); (b) Chatham Asset Management, LLC (“Chatham”); and (c) Parametric Portfolio Associates LLC (each, a “Sub-Adviser”). In addition, any new investment sub-advisory agreements entered into by the Fund prior to the Closing Date will have an initial agreement in place until the Closing Date, and will also have a new Board-approved investment sub-advisory agreement that would become effective immediately upon the Closing Date.

In anticipation of the closing of the Transaction, on June 11-12, 2019, the Board of Trustees (the “Board”) requested and received materials from the Adviser and held an in-person meeting to consider and approve an interim investment advisory agreement on behalf of the Fund and the Adviser (the “Interim Agreement”), as well as a new investment advisory agreement between the Adviser and the Fund (the “New Agreement”). If shareholder approval is not obtained prior to the Closing Date, the Interim Agreement would take effect upon the Closing Date and would continue for a term of not more than 150 days from the Closing Date. The Interim Agreement would allow the Adviser to continue to serve as the Adviser to the Fund, under terms that are the same in all material respects to the current investment advisory agreement, except for the addition of terms concerning the escrow of the Adviser’s management fees during the period in which the Interim Agreement is in effect and the 150-day term (the “Termination Date”). The New Agreement is the same in all material respects as the current investment advisory agreement between the Adviser and the Fund, but for the effective date and the inclusion of an initial one-year term, and would take effect if approved by the shareholders of the Fund on the later of the Closing Date or the shareholder approval date.

Also on June 11-12, 2019, the Board approved new investment sub-advisory agreements among the Trust, on behalf of the Fund, the Adviser, and each Sub-Adviser, each of which would take effect on the Closing Date. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, and subject to approval by the Board, the Adviser is permitted to enter into new or modified sub-advisory agreements with existing or new sub-advisers for the Fund without obtaining approval of the Fund’s shareholders. Each new sub-advisory agreement was approved by the Board pursuant to such exemptive relief, and was the same in all material respects to each existing investment sub-advisory agreement with each Sub-Adviser, but for the effective date and the inclusion of an initial one-year term. The Board also approved a new investment advisory agreement between the Adviser and the Cayman Subsidiary, which does not require approval by the Fund’s shareholders and would become effective upon the Closing Date.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Highland will continue to provide investment advisory services to the Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction. The investment advisory personnel of Highland who provide services to the Fund are expected to remain the same.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Financial Investors Trust, on behalf of the Fund

/s/ Karen S. Gilomen

Karen S. Gilomen
Secretary

July 29, 2019

Important Notice Regarding the Availability of Proxy Materials for the Meeting to

be Held on September 16, 2019 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.proxy-direct.com. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-800-337-3503. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 1-855-268-2242.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Highland Associates, Inc. (“Highland” or the “Adviser”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Highland, has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on July 25, 2019 (the “Record Date”), you are entitled to vote with respect to the proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 16, 2019 at 10:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 1-855-268-2242, or write to ALPS Fund Services, Inc., P.O. Box 1436, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, our proxy solicitation firm, toll free at 1-800-337-3503.

Proposal

Q. What is happening?

A. Highland serves as the adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On June 7, 2019, the Adviser entered into an agreement (the “Agreement”) pursuant to which Regions Bank (“Regions”) will acquire the Adviser. According to the Adviser, the objectives of the purchase include the continuation of a transition process from the Adviser’s founders, access to additional growth capital for the Adviser, and additional resources to accelerate leadership’s strategic plans, etc. As part of the transaction contemplated by the Agreement (the “Transaction”), it is anticipated that the principals and employees of the Adviser responsible for managing the Fund will continue to manage the Fund after the Transaction.

The completion of the Transaction is contemplated to occur on or before August 1, 2019 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Highland and, therefore, result in the termination of (i) the Fund’s current investment advisory agreement with Highland (the “Current Advisory Agreement”); (ii) the investment advisory agreement between the Adviser and Redmont Resolute (the “Cayman Subsidiary”); and (iii) the investment sub-advisory agreements between the Adviser, the Trust, on behalf of the Fund, and each of: (a) Incline Global Management, LLC (“Incline”); (b) Chatham Asset Management, LLC (“Chatham”); and (c) Parametric Portfolio Associates LLC (“Parametric”) (each, a “Sub-Adviser”). In addition, any new investment sub-advisory agreements entered into by the Fund prior to the Closing Date will have an initial agreement in place until the Closing Date, and will also have a new Board-approved investment sub-advisory agreement that would become effective immediately upon the Closing Date.

In anticipation of the completion of the Transaction and related events, the Board of Trustees (the “Board”) has reviewed and approved a new investment advisory agreement (the “New Advisory Agreement”). The New Advisory Agreement will allow Highland to continue to serve as the investment adviser to the Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval by the Board The New Advisory Agreement would take effect upon the later of the Closing Date or the shareholder approval date. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval by the Board of Trustees. The Board also approved new investment sub-advisory agreements between (i) the Adviser; (ii) the Trust, on behalf of the Fund, and (iii) each of: Incline, Chatham, and Parametric (each, a “New Sub-Advisory Agreement”), as well as a new investment advisory agreement between the Adviser and Redmont Resolute (the “New Cayman Subsidiary Agreement”). The New Sub-Advisory Agreements and the New Cayman Subsidiary Agreement do not require shareholder approval.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Highland will continue to provide investment advisory services to the Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

Q. How will the Transaction or the approval of a New Advisory Agreement affect me as a Fund Shareholder?

A. The Fund’s investment objectives or investment strategies will not change as a result of the approval of the New Advisory Agreement or the completion of the Transaction, and you will still own the same shares in the Fund. The terms of the New Advisory Agreement are the same as the Current Advisory Agreement in all material respects except that there will be a new commencement date and initial term. The advisory fee rates payable to Highland will remain the same as under the Current Advisory Agreement.

If approved by the shareholders, the New Advisory Agreement will have an initial one-year term and will be subject to annual renewal thereafter. The Highland portfolio managers who currently manage the Fund are expected to continue to manage the Fund under New Agreement are expected to remain the same. The Fund has a current fee waiver letter agreement with Highland that is in effect through August 31, 2019 and anticipates entering into a new fee waiver letter agreement that would take effect on September 1, 2019, and continue through August 31, 2020, the terms of each of which are disclosed in Exhibit B attached hereto. The new fee waiver letter agreement will continue through August 31, 2020.

Q. Will there be any changes to the Fund’s portfolio managers?

A. The Fund’s portfolio managers are expected to remain the same immediately following the Closing Date.

Q. Will the Fund’s names change as a result of the Transaction?

A. No. The Fund’s name is not expected to change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on June 11-12, 2019, and recommends that you vote FOR the Proposal.

Q. What will happen if shareholders of the Fund do not approve the New Advisory Agreement?

A. Shareholder approval of the New Advisory Agreement is not a requirement for the Transaction to be completed. But, if either the Transaction is not approved, or the Fund does not vote in favor of the proposal, the Board may consider all other available options, including without limitation, liquidating the Fund.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST

Highland Resolute Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on September 16, 2019

1290 Broadway

Suite 1100

Denver, Colorado 80203

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of the Highland Resolute Fund (the “Fund”), a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 16, 2019 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about August 5, 2019 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of the Fund’s investment adviser, Highland Associates, Inc. (“Highland” or the “Adviser”), (iii) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (iv) Computershare Fund Services , the Fund’s proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, the Fund’s shareholders will be asked to act upon the following:

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Highland (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on July 25, 2019 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Highland Resolute Fund	29,435,287.952

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

GENERAL OVERVIEW

PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Transaction

Highland serves as the adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On June 7, 2019, the Adviser entered into an agreement (the “Agreement”) pursuant to which Regions Bank (“Regions”) will acquire the Adviser. According to the Adviser, the objectives of the purchase include the continuation of a transition process from the Adviser’s founders, access to additional growth capital for the Adviser, and additional resources to accelerate leadership’s strategic plans, etc. As part of the transaction contemplated by the Agreement (the “Transaction”), it is anticipated that the principals and employees of the Adviser responsible for managing the Fund will continue to manage the Fund after the Transaction.

The completion of the Transaction is contemplated to occur on or before August 1, 2019 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Highland and, therefore, result in the termination of (i) the Fund’s current investment advisory agreement with Highland (the “Current Advisory Agreement”); (ii) the investment advisory agreement between the Adviser and Redmont Resolute (the “Cayman Subsidiary”); and (iii) the investment sub-advisory agreements between the Adviser, the Trust, on behalf of the Fund, and each of: (a) Incline Global Management, LLC (“Incline”); (b) Chatham Asset Management, LLC (“Chatham”); and (c) Parametric Portfolio Associates LLC (each, a “Sub-Adviser”).In addition, any new investment sub-advisory agreements entered into by the Fund prior to the Closing Date will have an initial agreement in place until the Closing Date, and will also have a new Board-approved investment sub-advisory agreement that would become effective immediately upon the Closing Date.

In anticipation of the closing of the Transaction, on June 11-12, 2019, the Board of Trustees (the “Board”) requested and received materials from the Adviser and held an in-person meeting to consider and approve an interim investment advisory agreement on behalf of the Fund and the Adviser (the “Interim Agreement”), as well as a new investment advisory agreement between the Adviser and the Fund (the “New Agreement”). If shareholder approval is not obtained prior to the Closing Date, the Interim Agreement would take effect upon the Closing Date and would continue for a term of not more than 150 days from the Closing Date. The Interim Agreement would allow the Adviser to continue to serve as the Adviser to the Fund, under terms that are the same in all material respects to the current investment advisory agreement, except for the addition of terms concerning the escrow of the Adviser’s management fees during the period in which the Interim Agreement is in effect and the 150-day term (the “Termination Date”). The New Agreement is the same in all material respects as the current investment advisory agreement between the Adviser and the Fund, but for the effective date and the inclusion of an initial one-year term, and would take effect if approved by the shareholders of the Fund on the later of the Closing Date or the shareholder approval date.

Also on June 11-12, 2019, the Board approved new investment sub-advisory agreements among the Trust, on behalf of the Fund, the Adviser, and each Sub-Adviser, each of which would take effect upon the Closing Date. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, and subject to approval by the Board, the Adviser is permitted to enter into new or modified sub-advisory agreements with existing or new sub-advisers for the Fund without obtaining approval of the Fund’s shareholders. Each new sub-advisory agreement was approved by the Board pursuant to such exemptive relief, and was the same in all material respects to each existing investment sub-advisory agreement with each Sub-Adviser, but for the effective date and the inclusion of an initial one-year term. The Board also approved a new investment advisory agreement between the Adviser and the Cayman Subsidiary, which does not require approval by the Fund’s shareholders and would become effective upon the Closing Date.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Highland will continue to provide investment advisory services to the Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

New Advisory Agreement

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Highland will continue to provide investment advisory services subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Advisory Agreement (except for the effective date and the inclusion of an initial one-year term) and for the same fees that are currently in effect.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction. The investment advisory personnel of Highland who provide services to the Fund are expected to remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, Highland, or a Sub-Adviser (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund. Highland is not proposing any changes to these existing service providers at this time.

Shareholders of the Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund and Highland. Approval of the New Advisory Agreement is being sought so that the operation of the Fund can continue without interruption.

Board Approval and Recommendation

During its meeting on June 11-12, 2019, the Board of Trustees considered various factors relating to the Transaction and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by Highland and each Sub-Adviser at the Board’s request.

On June 11-12, 2019, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Advisory Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Advisory Agreement

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Fund:

●	the date of the Current Advisory Agreement;

●	the date on which the Current Advisory Agreement was last approved by the Board;

●	the aggregate amount of Highland’s advisory fee and the amount and purpose of any other payments by the Fund or Highland, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended April 30, 2019;

●	whether Highland has waived, reduced or otherwise agreed to reduce its compensation with respect to the Fund under any applicable contract.

Except as described below, the terms of the New Advisory Agreement are the same in all material respects except that there will be a new initial term. The Current Agreement was renewed by the Board of Trustees on December 11. 2018.

Services Provided

Under the terms of the Current Advisory Agreement, Highland serves as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, Highland provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Generally, Highland determines from time to time what securities and other investments will be purchased, retained or sold by the Fund, and provides such services for the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

Highland’s responsibilities and obligations under the New Advisory Agreement for the Fund will be substantively identical to those under the Current Advisory Agreement.

Compensation

Under the terms of the Current Advisory Agreement, Highland is entitled to receive an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month less any amounts payable for advisory services over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named Redmont Resolute pursuant to that certain Investment Advisory Agreement between the Company and the Adviser dated August 29, 2016, which agreement specifies an advisory fee rate in the amount of 1.50% of the Company’s average daily net assets.

The advisory fee rates payable to Highland under the New Advisory Agreement will be identical to the fee rates payable under the Current Advisory Agreement.

The Fund has a current fee waiver letter agreement with Highland that is in effect through August 31, 2019 and anticipates entering into a new fee waiver letter agreement that would take effect on September 1, 2019, and continue through August 31, 2020, the terms of each of which are disclosed in Exhibit B attached hereto.

Liability of Highland

Under the terms of the Current Advisory Agreement, Highland is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with provision of services under the Current Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Highland of its obligations and duties under the Current Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)). The New Advisory Agreement will provide for limitations of liability for Highland substantively identical to those described above.

Term and Termination

The Current Advisory Agreement provides for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the 1940 Act. The Current Advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (b) by the investment adviser at any time, without the payment of any penalty, on 60 days’ written notice to the other parties. The Current Advisory Agreement shall also terminate automatically in the event of its assignment.

The New Advisory Agreement will have an initial term of one (1) year, and otherwise will be substantively identical to the Current Advisory Agreement. The commencement date of the New Advisory Agreement is expected to be the later of the Closing Date or the shareholder approval date.

Portfolio Management

The Fund’s portfolio managers are expected to remain the same immediately following the Closing Date.

Required Quorum and Vote

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

Assuming a quorum is present, approval of the Proposal separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Effect if the Proposal is Not Approved

Shareholder approval of the New Advisory Agreement is not a requirement for the Transaction to be completed. But, if either the Transaction is not approved or the Fund does not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF

THE FUND VOTE “FOR” THE PROPOSAL

***

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations

The Board of Trustees met in person on June 11-12, 2019 to evaluate, among other things, the Transaction, Highland, and to determine whether approving the New Agreement was in the best interests of the Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by Highland and Regions; communicated with senior representatives of Highland regarding its personnel, operations and financial condition. The Board also discussed the terms of the Transaction and the New Agreement, and considered their possible effects on the Fund and its shareholders.

During this meeting, the representatives of Highland indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund; or (ii) the capability of Highland to continue to provide the same level of advisory services to the Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from Highland that the way the Fund’s assets are managed will not change in any material manner, that the personnel who currently manage the Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund;

(ii) the fact that the material terms of the New Agreement, including the fees payable by the Fund, are substantively identical to the material terms of the Prior Agreement;

(iii) the history, reputation, qualifications and background of Highland and Regions and their key personnel;

(iv) the fact that Fund shareholders will not bear any costs relating to the Transaction, insofar as Highland has agreed to pay such expenses, including proxy solicitation expenses;

(v) information provided by representatives of Highland regarding the anticipated impact of the Transaction; and

(vi) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of the Fund review the Fund’s advisory contract and consider whether to approve, and to recommend that the shareholders approve, that contract.

In anticipation of the Board’s meeting on June 11-12, 2019 and as part of the process to consider the New Agreement, legal counsel to the Independent Trustees requested certain information from Highland. In response to these requests, the Independent Trustees received reports from Highland that addressed specific factors to be considered by the Board. In addition, the Board reviewed materials originally furnished in connection with the Board’s meeting held December 11, 2018 related to the annual review of the Fund’s Current Agreement. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts. The Board also considered selected information provided by Regions.

At the June 11-12, 2019 meeting, the Trustees met in person and discussed with representatives from Highland the general plans and intentions regarding the Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Highland in connection with the Transaction, including the anticipated senior management structure. The Independent Trustees met to consider Highland’s recommendations as to the approval of the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of the Fund and its shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Trustees recalled their recent renewal of the current investment advisory agreement during which they evaluated the nature, extent and quality of services provided to the Fund. The Trustees reviewed and considered Highland’s personnel, its history as an asset manager and its performance. The Trustees discussed the research and decision-making processes utilized by Highland, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees reviewed the background and experience of Highland’s management relating to the Fund, including the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, and noted that the Transaction would not result in a change in portfolio managers and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund as a result of the Transaction. They also discussed the resources of Highland devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Highland’s Code of Ethics.

Performance: The Trustees recalled their discussion of performance of the Fund when the current investment advisory agreement was recently renewed. The Trustees reviewed performance information for the Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. That review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the performance of the Fund was above its Data Provider universe median for the 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. The Trustees also considered Highland’s discussion of the Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Highland’s performance and reputation generally and their investment techniques, risk management controls, and decision-making processes The Trustees also reviewed updated performance information provided by Highland regarding the Fund’s performance since the last renewal.

Investment Advisory Fee Rate: The Trustees reviewed and considered the proposed annual advisory fee to be paid by the Trust on behalf of the Fund to Highland of 1.50% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Fund, noting that the fees would not change as a result of the Transaction.

The Trustees considered the information they received when the current investment advisory agreement was recently renewed, comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group and universe of funds selected by the Data Provider. The Trustees noted that the Fund’s contractual advisory fee rate was the same as the Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 0.48% for the Fund. The Trustees noted that the total expense ratio (after waivers) for the Fund was below the Data Provider peer group median total expense ratio (after waivers).

Comparable Accounts: The Trustees noted the Adviser’s statements that the strategy utilized by the Fund is not available to the separate accounts advised by Highland.

Profitability: The Trustees received and considered actual and estimated profitability analyses provided by Highland when the current investment advisory agreement was recently renewed, as well as additional information regarding Highland’s profitability since the last renewal. The Trustees considered the profits, if any, realized and anticipated to be realized by Highland relating to the operation of the Fund. The Trustees then considered the financial condition of Highland. They concluded that any profits were projected to remain reasonable in the short term after the Transaction.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Investment Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Highland. In evaluating Highland and the fees to be charged under the proposed Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process.

The Trustees, including all the Independent Trustees, concluded that:

● the nature, extent, and quality of services rendered by Highland under the Investment Advisory Agreement with respect to the Fund were adequate;

● the performance of the Fund was above its Data Provider universe median for the 1-year, 3-year, 5-year, and since inception periods;

● the contractual advisory fee rate was the same as the Data Provider peer group median contractual advisory fee rate;

● the total expense ratio (after waivers) for the Fund was below the Data Provider peer group median total expense ratio (after waivers);

● the strategy utilized by the Fund is not available to the separate accounts advised by Highland;

● the profit, if any, realized by Highland in connection with the operation of the Fund is not unreasonable to the Fund; and

● there were no material economies of scale or other incidental benefits accruing to Highland in connection with its relationship with the Fund.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the shareholders of the Fund that they approve the New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board believes that the Transaction will not result in the imposition of an “unfair burden” on the Fund. At the present time, four (4) of the five (5) Trustees are classified as Independent Trustees and following the Transaction, all four (4) of the Independent Trustees will continue to be classified as such.

The Fund has a current fee waiver letter agreement with Highland that is in effect through August 31, 2019 and anticipates entering into a new fee waiver letter agreement that would take effect on September 1, 2019, and continue through August 31, 2020, the terms of each of which are disclosed in Exhibit B attached hereto.

INFORMATION ABOUT HIGHLAND ASSOCIATES, INC.

Highland Associates, Inc. (“Highland”) is currently engaged to manage the investments of the Fund in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by Highland and the Board of Trustees. Highland is located at 2545 Highland Avenue S, Birmingham, AL 35205. As of December 31, 2018, Highland had approximately $25.9 billion in assets under management.

Information regarding the principal executive officers and directors of Highland and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at Highland)	Position(s) with the Fund (if any)
William A. Terry	Founder	Investment Committee Member
Charles D. Perry, Jr.	Founder	Investment Committee Member
Jack (Trey) W. Echols III	President & CEO	None
Scott Graham	CIO	Portfolio Manager
Paige Daniel	Managing Director	Investment Committee Member
Michael Lytle	Managing Director	Portfolio Manager
Eric Ralph	Managing Director	Investment Committee Member
Hunter Craig	Managing Director	Investment Committee Member
J. Michael Thomas	Director	None
Scott W. Sealock	Director	None

*	The business address for each person listed is 2545 Highland Avenue S, Birmingham, AL 35205.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Co-Administrators, Distributor and Transfer Agent

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Highland Resolute Fund	29,435,287.952

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of the voting securities of the Fund:

Fund	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Highland Resolute Fund	Wells Fargo Bank NA Minneapolis, MN	72.67%	Record
Highland Resolute Fund	Charles Schwab San Francisco, CA	12.09%	Record

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Highland or any person controlling, controlled by or under common control with Highland. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since April 30, 2018, to which Highland was a party.

Other Information

During the most recent fiscal year ended April 30, 2019, no commissions were paid by the Fund to a broker affiliated with Highland.

Payment of Solicitation Expenses

Highland will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Computershare Fund Services, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $3,600.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact the Fund’s transfer agent, ALPS Fund Services, Inc. at 1-855-268-2242.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the Fund begins to print and send its proxy. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, has previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Fund, please call 1-855-268-2242, write to ALPS Fund Services, Inc., P.O. Box 1436, Denver, Colorado 80201.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions may not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of the Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

The presence of a quorum alone, however, is not sufficient to approve the Proposal (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the Proposal have not been received or in the discretion of such persons, the shareholder present in person or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Computershare Fund Services toll free at 1-800-337-3503. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 11:00 p.m. Eastern time and Saturday, 12 p.m. Eastern time to 6:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Advisory Agreement
EXHIBIT B:	Data Regarding Current Advisory Agreement and New Advisory Agreement

EXHIBIT A

FINANCIAL INVESTORS TRUST

HIGHLAND RESOLUTE FUND

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the "Agreement") is made and entered into as of this [ ] day of [ ], 2019, by and between Highland Associates, Inc. (the "Adviser") and Financial Investors Trust, a Delaware statutory trust (the "Trust"), regarding the fund(s) listed in Appendix A (each, a "Fund" and together, the "Funds").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Board of Trustees of the Trust (the "Board") has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to deploy a Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated November 30, 1993, its Bylaws, and in such Fund's Prospectus and the Statement of Additional Information as from time to time in effect (the "Prospectus"), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.   Declaration of Trust;

b.   Bylaws;

c.   Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser to the Funds and approving the form of this Agreement; and

d.   the Trust's Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services Provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a "Sub-Adviser"): (a) act in strict conformity with the Trust's Declaration of Trust, the Trust's Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (b) manage the Funds and furnish a continual investment program for the Funds in accordance with each Fund's investment objective and policies as described in the Fund's Prospectus and Statement of Additional Information, and in accordance with such exemptive orders as may be applicable; (c) make investment decisions for the Funds; (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser's own offices; (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisers, and determine what portion of a Fund's assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Funds.

The Adviser will keep the Trust informed of developments materially affecting the Funds, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Funds, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to the Adviser in this paragraph. In particular, but without limiting the generality of the foregoing, the Funds will be required to pay brokerage and other expenses of executing Fund transactions; acquired fund fees and expenses, shareholder services fees, taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust, on behalf of the Fund an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.50% (150 basis points) of the Fund's daily net assets during the month, less any amounts payable for advisory services, over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named Redmont Resolute (the "Company") pursuant to that certain Investment Advisory Agreement between the Company and the Adviser dated [ , 2019], which agreement specifies an advisory fee rate in the amount of 1.50% of the Company's average daily net assets.

6. Services to Other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of securities held by the Funds in accordance with the Funds' Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Funds in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Funds to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Funds' approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Funds, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of the Funds, including filing proofs of claim and related documents and serving as "lead plaintiff' in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Funds or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Funds.

10. Information and Reports. The Adviser shall keep the Funds informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Funds may from time to time reasonably request.

(a) Prior to each regular meeting of the Board of the Funds, the Adviser shall provide the Board with reports regarding the Adviser's management of the Funds during the most recently completed quarter, which reports: (i) shall include Adviser's representation that its performance of its investment management duties hereunder is in compliance with the Funds' investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification and minimum "good income" requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Adviser and the Funds.

(b) Each of the Adviser and the Funds shall provide the other party with a list, to the best of the Adviser's or the Funds' respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Funds, as the case may be, and each of the Adviser and the Funds agree promptly to update such list whenever the Adviser or the Funds become aware of any changes that should be added to or deleted from the list of affiliated persons.

(c) The Adviser shall also provide the Funds with any information reasonably requested by the Funds regarding the Adviser's management of the Fund assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Funds with the SEC.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act. The Adviser shall notify the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Funds to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

12. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

(a) It is registered as an "investment adviser" under the Advisers Act.

(b) It will maintain, keep current and preserve on behalf of the Funds all books and records responsibilities delegated to the Adviser, in the manner required or permitted by the 1940 Act and the rules thereunder. The Adviser agrees that such records are the property of the Funds, and shall be surrendered to the Funds promptly upon request. The Funds acknowledge that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

(c) It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-I under the Advisers Act and Rule 17j-1 under the 1940 Act and shall provide the Funds with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Funds. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Funds that the Adviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Funds, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Funds a written report which complies with the requirements of Rule 17j-1 concerning the Adviser's Code of Ethics. The Adviser shall permit the Funds to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

(d) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Funds could affect the Funds, by the Funds, of "federal securities laws" (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Funds with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Funds. The Adviser agrees to cooperate with periodic reviews by the Funds' compliance personnel of the Adviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Funds from time to time such additional information and certifications in respect of the Adviser's policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Funds' compliance personnel may reasonably request. The Adviser agrees to promptly notify the Funds of any compliance violations which affect the Funds' assets.

(e) The Adviser will immediately notify the Funds of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Funds if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

13. Certifications. The Adviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Funds necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser's duties and responsibilities under this Agreement.

14. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of one year and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Funds. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Funds (in a manner consistent with the 1940 Act and the rules and regulations thereunder), individually, or by the Adviser.

15. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Highland Associates, Inc.

2545 Highland Ave South, Suite 200

Birmingham, AL 35205

Attn: Mandy Poe

To the Trust or the Funds at:

Financial Investors Trust

1290 Broadway

Suite 1100

Denver, Colorado 80203

Attn: Secretary

17. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

18. Miscellaneous. Neither the holders of shares of the Funds nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

HIGHLAND ASSOCIATES INC.	FINANACIAL INVESTORS TRUST

By:	By:

Name:	Name:
Title:	Title:

APPENDIX A

Highland Resolute Fund

EXHIBIT B

DATA REGARDING CURRENT AND NEW ADVISORY AGREEMENT

A.	Date of Current Agreement

Current Agreement	Initial Effective Date	Last approved by Board on	Last approved by Shareholders on	Purpose of Last Submission to Shareholders
Highland Resolute Fund	December 29, 2011	December 11, 2018	November 2, 2012	Initial Shareholder Approval

B.	Advisory Fee Rates Under Current and New Advisory Agreement for the Fund

Under the terms of the Current Advisory Agreement, Highland is entitled to receive an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month less any amounts payable for advisory services over the same corresponding period, to the Adviser by that certain offshore subsidiary of the Fund named Redmont Resolute pursuant to that certain Investment Advisory Agreement between the Company and the Adviser dated August 29, 2016, which agreement specifies an advisory fee rate in the amount of 1.50% of the Company’s average daily net assets.

The management fee payable to Highland under the New Advisory Agreement will be the same as under the Current Advisory Agreement.

C.	Payments to Highland During the Fiscal Year Ended April 30, 2019

Aggregate Advisory Fees Paid by the Fund to Highland for Fiscal Year Ended 4/30/19	Aggregate Other Payments by the Fund to Highland for Fiscal Year Ended 4/30/19	Aggregate Other Payments by the Fund to Affiliates of Highland or Affiliates of Such Affiliates for Fiscal Year Ended 4/30/19
$5,529,881	$0	$0

B-1

E.	Whether Highland Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Fund.

Fee Wavier (September 1, 2018 - August 31, 2019)

Highland has contractually agreed to waive the portion of the 1.50% management fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund. This agreement is in effect through August 31, 2019.

New Fee Waiver (September 1, 2019 - August 31, 2020)

Effective as of September 1, 2019, Highland has agreed to contractually waive (i) the portion of the 1.50% management fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund less (ii) non-recurring third-party administrative costs charged to the Adviser in connection with the addition of a new investment sub-adviser for the Fund or the removal of an existing investment sub-adviser to the Fund.

B-2

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
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Call 1-800-337-3503
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VOTE IN PERSON
Attend Shareholder Meeting
1290 Broadway, Suite 1100
Denver, Colorado 80203
on September 16, 2019
at 10:00 a.m.(Mountain time)

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Karen S. Gilomen and Sareena Khwaja-Dixon, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Highland Resolute Fund (the "Fund"), a series of Financial Investors Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, September 16, 2019 at 10:00 a.m. (Mountain time) (the "Meeting"), and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
HRF_30837_071719

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 16, 2019.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/alp-30837

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
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Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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